UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2008
Southern Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-50252	58-2639705

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
525 North Jeff Davis Drive, Fayetteville, Georgia 30214

(Address of Principal Executive Offices, including Zip Code)
(770) 461-4365

(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 9, 2008 Gary D. McGaha announced that he will resign from his position as chief executive officer of the Company effective June 30, 2008 as part of a planned retirement. Mr. McGaha, who had served as CEO since the Company’s formation, will continue to serve as a director of the Company.
     The Company is actively searching for a replacement CEO. Thomas D. Reese, who serves as chairman of the Company’s board of directors, will serve as an executive consultant to the Company and its bank subsidiary and in that capacity will oversee their day-to-day operations until a permanent successor is selected by the board. The Company will pay Mr. Reese $10,000 per month for his service in this capacity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2008	SOUTHERN COMMUNITY BANCSHARES, INC.
	By:	/s/ Leslye L. Grindle
Leslye L. Grindle
Chief Financial Officer